UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K


                                 CURRENT REPORT
     Pursuant to Section 13 or 15(d) of the Securities Exchange Act of 1934


        Date of Report (Date of earliest event reported): October 5, 2005


                         OCEAN WEST HOLDING CORPORATION
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             (Exact name of registrant as specified in its charter)


          Delaware                     000-49971              71-087-6958
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(State or other jurisdiction          (Commission            (IRS Employer
      of incorporation)               File Number)        Identification No.)


        4117 West 16th Square, Vero Beach, FL                     32967
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        (Address of principal executive offices)                (Zip Code)

Registrant's telephone number, including area code:  (772) 492-0104

                                       N/A
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         (Former name or former address, if changed since last report.)


Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions (see General Instruction A.2. below):

[ ] Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)


[ ] Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)


[ ] Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17CFR 240.14d-2(b))

[ ] Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17CFR 240.13e-4(c))

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ITEM 1.01 ENTRY INTO A MATERIAL DEFINITIVE AGREEMENT

      InfoByPhone, Inc. (the "Company"), a wholly-owned subsidiary of the Registrant d/b/a AskMeNow, entered into a Joint Marketing Program (the "Agreement"), dated October 5, 2005, with Avis Rent-A-Car Systems, Inc. ("Avis"). Under the Agreement, the Company will offer its services for free to Avis customers at the top 100 Avis locations for a 90-day period. Avis will run advertisements as tags at the bottom of AskMeNow text message answers on travel related keywords throughout AskMeNow's Continental (TM) advertising program. Unless prohibited, Avis shall prominently display approved AskMeNow counter displays, customer allowance packets and have hanger tags at counters and in rearview mirrors in all rental cars. The agreement is terminable by either party on at least 30 days' prior written notice.

ITEM 9.01 FINANCIAL STATEMENTS AND EXHIBITS

(d) Exhibits.

NUMBER     DESCRIPTION

10.1 Joint Marketing Program Agreement dated as of October 5, 2005 between Avis Rent-A-Car System, Inc. and AskMeNow, Inc.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Dated:   October 11, 2005

                                OCEAN WEST HOLDING CORPORATION


                                By: /s/ Darryl Cohen
                                    -------------------------------
                                    Darryl Cohen
                                    Chief Executive Officer